Supplement Dated December 30, 2020
To the Summary Prospectus Dated November 27, 2020 of
TrimTabs International Free Cash Flow Quality ETF (TTAI) (the “Fund”)

Important Notice to Investors

Effective January 1, 2021, the following information replaces in its entirety the information appearing under the heading “Portfolio Manager” in the Fund’s Summary Prospectus:

Bob Shea and Vince (Qijun) Chen are the Fund’s portfolio managers. Mr. Shea has served as the Fund’s portfolio manager since January 2021 and is also CEO, Chief Investment Officer and Portfolio Manager of the Adviser. Mr. Chen has served as the Fund’s portfolio manager since January 2021 and is also Senior Quantitative Analyst and Portfolio Manager of the Adviser.

Please keep this supplement with your Summary Prospectus for future reference.